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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                           SECTION 305(b)(2)    [ ]


                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                                13-5160382
(State of incorporation                                 (I.R.S. employer
if not a U.S. national bank)                            identification no.)

One Wall Street, New York, N.Y.                         10286
(Address of principal executive offices)                (Zip code)


                               TriMas Corporation
               (Exact name of obligor as specified in its charter)


Delaware                                                 38-2687639
(State or other jurisdiction of                          (I.R.S. employer
incorporation or organization)                           identification no.)


                              Arrow Engine Company
               (Exact name of obligor as specified in its charter)


Delaware                                               38-2260420
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)


                          Beaumont Bolt & Gasket, Inc.
               (Exact name of obligor as specified in its charter)


Texas                                                  74-1981259
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)


                          Cequent Towing Products, Inc.
               (Exact name of obligor as specified in its charter)


Delaware                                               38-2935446
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)


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                         Cequent Trailer Products, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                     39-1154901
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)


                          Commonwealth Disposition LLC
               (Exact name of obligor as specified in its charter)


Delaware                                               NONE
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)


                               Compac Corporation
               (Exact name of obligor as specified in its charter)

Delaware                                               38-2773373
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)


                             Consumer Products, Inc.
               (Exact name of obligor as specified in its charter)

Wisconsin                                              39-6066719
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)


                                Cuyam Corporation
               (Exact name of obligor as specified in its charter)

Ohio                                                   34-1433931
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)


                                 Di-Rite Company
               (Exact name of obligor as specified in its charter)

Ohio                                                   34-1295359
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)


                          Entegra Fastener Corporation
               (Exact name of obligor as specified in its charter)

Delaware                                               36-2753621
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)


                            Fitting Product Co., LLC
               (Exact name of obligor as specified in its charter)

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Delaware                                               None
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)


                          HammerBlow Acquisition Corp.
               (Exact name of obligor as specified in its charter)

Delaware                                               52-2294155
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)


                                 HammerBlow LLC
               (Exact name of obligor as specified in its charter)

Delaware                                               NONE
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)


                        Hidden Hitch Acquisition Company
               (Exact name of obligor as specified in its charter)

Delaware                                               39-2027902
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)


                               Hitch 'N Post, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                               38-2935447
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)


                           Highland Group Corporation
               (Exact name of obligor as specified in its charter)

Ohio                                                   34-1852889
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)


                         Industrial Bolt & Gasket, Inc.
               (Exact name of obligor as specified in its charter)

Louisiana                                              72-1212632
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)


                             K.S. Disposition, Inc.
               (Exact name of obligor as specified in its charter)

Michigan                                               38-3212114
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

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                                Keo Cutters, Inc.
               (Exact name of obligor as specified in its charter)

Michigan                                               38-3212119
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)


                           Lake Erie Screw Corporation
               (Exact name of obligor as specified in its charter)

Ohio                                                   34-0660861
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)


                             Lamons Metal Gasket Co.
               (Exact name of obligor as specified in its charter)

Delaware                                               38-2337967
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)


                           Louisiana Hose & Rubber Co.
               (Exact name of obligor as specified in its charter)

Louisiana                                              72-0830993
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)


                       Monogram Aerospace Fasteners, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                               95-4339614
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)


                            Netcong Investments, Inc.
               (Exact name of obligor as specified in its charter)

New Jersey                                             38-2388048
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)


                               NI Industries, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                               03-0452932
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

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                                  NI West, Inc.
               (Exact name of obligor as specified in its charter)

California                                             95-1054621
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)


                             Norris Cylinder Company
               (Exact name of obligor as specified in its charter)

Delaware                                               33-0333261
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)


                       Norris Environmental Services, Inc.
               (Exact name of obligor as specified in its charter)

California                                             33-0660922
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)


                           Reska Spline Products, Inc.
               (Exact name of obligor as specified in its charter)

Michigan                                               38-3212121
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)


                            Richards Micro-Tool, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                               38-2641296
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)


                                Rieke Corporation
               (Exact name of obligor as specified in its charter)

Indiana                                                31-0934085
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)


                             Rieke of Indiana, Inc.
               (Exact name of obligor as specified in its charter)

Indiana                                                90-0044258
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

                              Rieke of Mexico, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                               38-2251192
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)


                         Rieke Leasing Co., Incorporated
               (Exact name of obligor as specified in its charter)

Delaware                                               38-2751413
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)


                          Tekonsha Towing Systems, Inc.
               (Exact name of obligor as specified in its charter)

Michigan                                               06-1642891
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)


                           The HammerBlow Corporation
               (Exact name of obligor as specified in its charter)

Wisconsin                                              39-1272042
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)


                               TriMas Company LLC
               (Exact name of obligor as specified in its charter)

Delaware                                               NONE
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)


                             TriMas Fasteners, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                               38-3007015
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)


                              TriMas Services Corp.
               (Exact name of obligor as specified in its charter)

Delaware                                               38-2840227
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

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39400 Woodward Avenue, Suite 130
Bloomfield Hills, Michigan                             48304
(Address of principal executive offices)               (Zip code)


                   9-7/8% Senior Subordinated Notes due 2012
                       (Title of the indenture securities)

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1.    GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

      (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

-------------------------------------------
Name                          Address
-------------------------------------------

Superintendent of Banks of the State         2 Rector Street, New York,
of New York                                  N.Y.  10006, and Albany, N.Y. 12203

Federal Reserve Bank of New York             33 Liberty Plaza, New York,
                                             N.Y.  10045

Federal Deposit Insurance Corporation        Washington, D.C.  20429

New York Clearing House Association          New York, New York   10005


      (B)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

      Yes.

2.    AFFILIATIONS WITH OBLIGOR.

      IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

      None.

16.   LIST OF EXHIBITS.

      EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

      1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

      4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

      6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

      7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.



                                      -8-

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                                    SIGNATURE



        Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 6th day of June, 2003.


                                             THE BANK OF NEW YORK



                                             By: /s/  ROBERT MASSIMILLO
                                                 ----------------------------
                                                 Name: ROBERT MASSIMILLO
                                                 Title: VICE PRESIDENT



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EXHIBIT 7
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                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business March 31, 2003, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                 Dollar Amounts
                                                                  In Thousands
ASSETS
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin..            $4,389,492
   Interest-bearing balances...........................             3,288,212
Securities:
   Held-to-maturity securities.........................               654,763
   Available-for-sale securities.......................            17,626,360
Federal funds sold in domestic offices.................             1,759,600
Securities purchased under agreements to
   resell.............................................                911,600
Loans and lease financing receivables:
   Loans and leases held for sale................                     724,074
   Loans and leases, net of unearned
     income...............32,368,718
   LESS: Allowance for loan and
     lease losses............826,505
   Loans and leases, net of unearned
     income and allowance....................31,542,213
Trading Assets.........................................             7,527,662
Premises and fixed assets (including capitalized
   leases).............................................               825,706
Other real estate owned................................                   164
Investments in unconsolidated subsidiaries and
   associated companies................................               260,940
Customers' liability to this bank on acceptances
   outstanding.........................................               225,935
Intangible assets......................................
   Goodwill............................................             2,027,675
   Other intangible assets.............................                75,330
Other assets...........................................             4,843,295
                                                                  -----------

Total assets...........................................           $76,683,021
                                                                  ===========
LIABILITIES
Deposits:
   In domestic offices.................................           $33,212,852
   Noninterest-bearing.......................12,997,086
   Interest-bearing..........................20,215,766
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs............................            24,210,507
   Noninterest-bearing..........................595,520
   Interest-bearing..........................23,614,987
Federal funds purchased in domestic
  offices...........................................                  375,322
Securities sold under agreements to repurchase.........               246,755
Trading liabilities....................................             2,335,466
Other borrowed money:
   (includes mortgage indebtedness and obligations
   under capitalized leases).......                                   959,997
Bank's liability on acceptances executed and
   outstanding.........................................               227,253
Subordinated notes and debentures......................             2,090,000
Other liabilities......................................             5,716,796
                                                                  -----------
Total liabilities......................................           $69,374,948
                                                                  ===========
Minority interest in consolidated
   subsidiaries......................................                 540,772

EQUITY CAPITAL
Perpetual preferred stock and related
   surplus...........................................                       0
Common stock...........................................             1,135,284
Surplus................................................             1,056,295
Retained earnings......................................             4,463,720
Accumulated other comprehensive income.........                      (112,002)
Other equity capital components.....................                        0
------------------------------------------------------------------------------
Total equity capital...................................             6,767,301
                                                                  -----------
Total liabilities minority interest and equity capital.           $76,683,021
                                                                  ===========

         I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.


                                                               Thomas J. Mastro,
                                           Senior Vice President and Comptroller


         We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.


Thomas A. Renyi   |
Gerald L. Hassell |         Directors
Alan R. Griffith  |


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